UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (e) On May 10, 2024, the board of directors of Weyerhaeuser Company (“Weyerhaeuser”) was notified that Keith J. O’Rear will retire as Weyerhaeuser’s senior vice president of Wood Products effective June 3, 2024. Brian Chaney, who currently serves as Weyerhaeuser’s Vice President of Engineered Wood Products and Innovation, will succeed Mr. O’Rear as senior vice president of Wood Products effective the date of Mr. O’Rear’s retirement from his current position. Mr. O’Rear will remain with the company as a strategic advisor for the remainder of 2024 with no changes to his current compensation arrangements; provided that Mr. O’Rear will no longer qualify for executive benefits (including executive severance and change of control).

Item 5.07. Submission of Matters to a Vote of Security Holders

The Weyerhaeuser Annual Meeting of Shareholders was held on May 10, 2024. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following three items of business:

Proposal 1. Shareholders elected the directors listed below to the board of directors for one-year terms of service to expire at the 2025 Annual Meeting of Shareholders. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	577,821,975	23,294,836	1,995,205	55,546,254
Rick R. Holley	577,700,256	23,438,003	1,973,757	55,546,254
Sara Grootwassink Lewis	591,330,971	9,838,926	1,942,119	55,546,254
Deidra C. Merriwether	591,614,831	9,404,272	2,092,913	55,546,254
Al Monaco	598,905,128	2,206,526	2,000,362	55,546,254
James C. O'Rourke	599,260,286	1,878,768	1,972,962	55,546,254
Nicole W. Piasecki	561,842,616	39,340,521	1,928,879	55,546,254
Lawrence A. Selzer	592,201,201	8,765,029	2,145,786	55,546,254
Devin W. Stockfish	597,558,673	3,573,911	1,979,432	55,546,254
Kim Williams	565,764,862	34,651,822	2,695,332	55,546,254

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of Weyerhaeuser’s named executive officers as disclosed in the company's definitive proxy materials. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
565,162,398	35,155,112	2,794,506	55,546,254

Proposal 3. Shareholders ratified the selection and appointment of KPMG LLP as Weyerhaeuser’s independent registered public accounting firm for 2024. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
622,600,004	35,312,503	736,763	0

Weyerhaeuser’s next annual meeting of shareholders is scheduled to take place on May 9, 2025.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 13, 2024, Weyerhaeuser issued a press release announcing the changes to its senior leadership team described in Item 5.02 of this report. A copy of the press release is furnished as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Weyerhaeuser Company on May 13, 2024
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 13, 2024